Exhibit 99.1

STOCK REPURCHASE AGREEMENT

This STOCK REPURCHASE AGREEMENT (the “Agreement”) is made as of May 31, 2004 by and among The SCO Group, Inc., a Delaware corporation (the “Company”), and BayStar Capital II, L.P. (“BayStar”).

RECITALS

WHEREAS, BayStar currently holds an aggregate of 40,000 shares of the Company’s Series A-1 Convertible Preferred Stock, par value $0.001 per share (the “Series A-1 Shares”), constituting all of the now issued and outstanding Series A-1 Shares;

WHEREAS, the Company and BayStar desire that the Company repurchase from BayStar all of the Series A-1 Shares upon the terms and conditions and for the consideration set forth herein (the “Repurchase”); and

WHEREAS, the Company and BayStar desire to enter into the covenants and agreements set forth below in order to resolve certain issues between them.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and each act done and to be done pursuant hereto, the parties hereto, intending to be legally bound, do hereby represent, warrant, covenant and agree as follows:

1.                                      THE REPURCHASE.

(a)                                  Repurchase of the Shares.  Subject to the terms and conditions set forth in this Agreement, the Company agrees to repurchase from BayStar, and BayStar agrees to sell, assign and transfer to the Company, the Series A-1 Shares at the Closing at a repurchase price comprised of (x) a cash payment of $13,000,000 (the “Repurchase Cash”) and (y) the issuance by the Company to BayStar of 2,105,263 shares of the Company’s Common Stock, par value $0.001 per share (the “Repurchase Shares”).

(b)                                 The Closing.  The closing of the Repurchase (the “Closing”) shall take place at the offices of Dorsey & Whitney LLP, 170 South Main Street, Suite 900, Salt Lake City, Utah 84101, on the date on which the Registration Statement (as defined in Section 4(f) below) becomes or is declared effective by the Securities and Exchange Commission, or such other date as the parties shall mutually agree (the “Closing Date”).  At the Closing, (i) BayStar shall deliver to the Company stock certificates representing the Series A-1 Shares, duly endorsed in favor of the Company, and (ii) the Company shall deliver to BayStar, by the wire transfer of immediately available good funds, the Repurchase Cash and a stock certificate, registered in BayStar’s name and showing appropriate legends, representing the Repurchase Shares.

(c)                                  Issuance of the Repurchase Shares.  The issuance of the Repurchase Shares in connection with the Repurchase is intended to qualify as a private placement under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

(d)                                 Series A-1 Shares.  Effective as of the Closing Date, all Series A-1 Shares shall be canceled and no longer issued and outstanding.  Prior to the Closing Date, BayStar shall, except as otherwise set forth herein, have all rights, powers and privileges as a holder of Series A-1 Shares.

2.                                      EFFECTIVENESS AND TERMINATION.

(a)                                  Effectiveness.  This Agreement shall be effective upon execution and delivery thereof by the Company and BayStar, provided that the provisions of Sections 4(b) and (c) shall not be effective until, and shall become effective upon, the completion of the Closing.

(b)                                 Termination.  If the Closing has not occurred by July 31, 2004, without any breach of this Agreement by either party hereto, the Company and BayStar shall negotiate in good faith appropriate amendments or other arrangements in regards to this Agreement and the matters contemplated hereby, including potentially an extension of the Termination Date (as defined in the following sentence).  If the Closing has not occurred by September 1, 2004 (the “Termination Date”), without any breach of this Agreement by either party hereto, and notwithstanding such negotiations the Company and BayStar do not reach binding agreement on such amendments or arrangements or otherwise agree to extend the Termination Date, then this Agreement shall terminate and cease to be effective in its entirety, without any liability by either party to the other solely as a result of such termination.

3.                                      REPRESENTATIONS AND WARRANTIES.

(a)                                  BayStar Representations and Warranties.  BayStar hereby represents and warrants to the Company as follows as of the Closing Date:

(i)                                     Organization; Authority.  BayStar is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated in this Agreement and the Mutual General Release Agreement between the Company and BayStar, dated May 31, 2004 (the “General Release”), and otherwise to carry out its obligations hereunder and thereunder.  Each of this Agreement and the General Release has been duly executed and delivered by BayStar, and constitutes the valid and legally binding obligation of BayStar, enforceable against BayStar in accordance with its terms.

(ii)                                  No Conflicts.  The execution, delivery and performance of this Agreement and the General Release and the consummation by BayStar of the transactions contemplated hereby and thereby will not, (i) result in a violation of BayStar’s governing documents, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which BayStar is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to BayStar or by which any property or asset of BayStar is bound or affected, or (iii) require any consent or authorization of BayStar’s partners.

(iii)                               Ownership of Series A-1 Shares.  BayStar is the sole owner of the Series A-1 Shares, free and clear of any and all liens, claims and encumbrances of any kind.

(iv)                              Investment Intent.  BayStar is acquiring the Repurchase Shares as a principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Repurchase Shares or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act.  BayStar understands that the Repurchase Shares constitute restricted securities as defined under Rule 144(a)(3) under the Securities Act and that BayStar may be required to bear the economic risk of investment indefinitely unless the Repurchase Shares are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available.  BayStar does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute the Repurchase Shares.

(v)                                 Investor Status.  At the time BayStar was offered the Repurchase Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act.  BayStar is not a broker-dealer.

(vi)                              General Solicitation.  BayStar is not acquiring the Repurchase Shares as a result of or subsequent to any advertisement, article, notice or other communication regarding the Repurchase Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(vii)                           Reliance.  BayStar understands and acknowledges that (A) the Repurchase Shares are being offered and issued to it without registration under the Securities Act in a transaction that is exempt from the registration requirements of the Securities Act and (B) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and BayStar hereby consents to such reliance.

(viii)                        Brokers and Finders.  BayStar has no knowledge of any person who will be entitled to or make a claim for payment of any finder fee or other compensation as a result of the consummation of the transactions contemplated by this Agreement.

(b)                                 Company Representations and Warranties.  The Company hereby makes the following representations and warranties to BayStar as of the Closing Date:

(i)                                     Organization and Qualification.  The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated in this Agreement and the General Release and otherwise to carry out its obligations hereunder and thereunder (including, without limitation, the issuance of the Repurchase Shares).  This Agreement has been duly executed by the Company, and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

(ii)                                  Issuance of the Repurchase Shares.  The Repurchase Shares, when issued at the Closing, (i) will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all taxes, liens, options or other encumbrances of any nature, (ii) will not be subject to preemptive rights, rights of first refusal, or other similar rights of stockholders of the Company or any other person or (iii) will not impose personal liability on the holder thereof solely as a result of the holder being a stockholder of the Company.

(iii)                               No Conflicts.  Except with respect to any consent or approval described in Section 4(a) below, the execution, delivery and performance of this Agreement and the General Release and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Repurchase Shares) will not, (i) result in a violation of the Company’s Certificate of Incorporation or Bylaws, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected, or (iii) require any consent or authorization of the Company’s stockholders.

(iv)                              Brokers and Finders.  The Company has no knowledge of any person who will be entitled to or make a claim for payment of any finder fee or other compensation as a result of the consummation of the transactions contemplated by this Agreement.

4.                                      OTHER COVENANTS AND AGREEMENTS.

(a)                                  BayStar’s Consent.  To the extent the completion of the transactions contemplated in this Agreement or any other action contemplated in this Agreement requires the approval or consent of BayStar under the Company’s certificate of incorporation, the Certificate of Designation creating the Series A-1 Shares, the Company’s Bylaws, the Delaware General Corporation Law (the “DGCL”) or otherwise, BayStar hereby consents to and approves all transactions and actions contemplated in this Agreement and, if necessary, agrees to vote all shares of the Company’s equity securities held by it to approve or consent to such transactions and actions.

(b)                                 Termination of Agreements.  Effective upon the Closing, the Company and BayStar hereby agree that as between the Company and BayStar, all verbal, written, express or implied, agreements, contracts, covenants and understandings that have been entered into by them or otherwise exist between them as of or prior to the Closing Date (excluding this Agreement and the General Release) shall be immediately terminated, including without limitation, the following:

(i)                                     the Securities Purchase Agreement, dated October 16, 2003, by and among the Company, Royal Bank of Canada (“RBC”) and BayStar, as amended;

(ii)                                  the Registration Rights Agreement, dated October 16, 2003, by and among the Company, RBC and BayStar, as amended;

(iii)                               the letter agreement dated December 8, 2003 by and among the Company, RBC, BayStar and another party thereto, as amended;

(iv)                              the Exchange Agreement, dated February 5, 2004, by and among the Company, RBC and BayStar;

(v)                                 the Mutual General Release Agreement, dated February 5, 2004, by and among the Company, RBC and BayStar; and

(vi)                              any all contracts, agreements, covenants and understandings referred to or contemplated in the documents described in clauses (i) through (v) above.

(c)                                  Trading Restrictions.  BayStar agrees that from and after the Closing Date, neither it nor any of its executive officers, managing partners, or managers, nor any of their respective executive officers will, directly or indirectly, (i) offer, sell, contract to sell, pledge, give, distribute, donate, sell or grant any option, warrant or contract to purchase, purchase any option or contract to sell, make any short sale or otherwise transfer or dispose of any shares of the Common Stock of the Company whether now owned or hereafter acquired by BayStar or with respect to which BayStar now has or hereafter acquires the power of disposition, or (ii) sell or grant any securities convertible into, exchangeable for or that represent the right to receive shares of the Common Stock of the Company, or (iii) enter into any swap, hedge or any other transaction or agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of the Common Stock of the Company, whether any such swap, hedge or transaction or agreement is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iv) publicly disclose that BayStar intends to enter into any transaction contemplated in clauses (i) through (iii) above in this sentence (with the transactions and actions contemplated in clauses (i) through (iv) of this sentence being referred to herein collectively as “Sales”).  Notwithstanding the provisions of the preceding sentence, BayStar may in each trading day engage in Sales in respect of or in relation to such number of shares of the Company’s Common Stock as does not exceed ten percent (10%) of the average daily reported volume of trading in the Company’s Common Stock on the Nasdaq SmallCap Market (or other principal exchange or market on which the Company’s Common Stock is traded) during the five trading days preceding such trading day.  Any attempted or purported sale or other transfer or disposition in violation or contravention of this Section 4(c) shall be void ab initio.  The Company shall, and shall instruct its transfer agent to, reject and refuse to transfer on its books any shares of the Company’s Common Stock that may be attempted to be sold or otherwise transferred in violation of any of the provisions of this Agreement and shall not recognize any person or entity holding any of such shares as being a stockholder of the Company.  The Company, at its expense and upon reasonable request and notice to BayStar, shall have the right to audit BayStar’s trading records solely to determine BayStar’s compliance with this Section 4(c).  BayStar will permit the Company and its representatives to review and examine such trading records, and the Company will keep and cause its representatives and agents to keep confidential all information obtained from such trading records except as necessary in seeking any remedy available to the Company if BayStar breaches its obligations under this Section 4(c).

(d)                                 Standstill Agreement.  BayStar shall not (i) in any manner acquire, agree to acquire or make any proposal to acquire, directly or indirectly, any securities or property of the Company or any of its subsidiaries, (ii) except at the express written request of the Company, propose to enter into, directly or indirectly, any merger or business combination involving the Company or any of its subsidiaries or to purchase, directly or indirectly, a material portion of the assets of the Company or any of its subsidiaries, (iii) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are used in Regulation 14A and 14C (the proxy rules) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to vote, or seek to advise or influence any person with respect to the voting of, any voting securities of the Company or any of its subsidiaries, (iv) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company or any of its subsidiaries, (v) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company, (vi) disclose any intention, plan or arrangement inconsistent with the foregoing or (vii) advise, assist or encourage any other persons in connection with any of the foregoing.  BayStar also agrees not to take any action which might require the Company to make a public announcement regarding the possibility of a business combination or merger.

(e)                                  Securities Transfer Matters.

(i)                                     BayStar understands that (A) the sale or resale of the Repurchase Shares have not been and, except as provided in Section 4(f) are not being, registered under the Securities Act or any state securities laws, and the Repurchase Shares may not be offered, sold or transferred, subject and in addition to the provisions Section 4(c) of this Agreement, unless (x) the offer, sale or transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Repurchase Shares; or (y) BayStar shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Repurchase Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (z) the offer, sale or transfer is made under and in compliance with Rule 144 under the Securities Act; and (B) neither the Company nor any other person is under any obligation to register such Repurchase Shares under the Securities Act or any state securities laws, except as set forth in Section 4(f).

(ii)                                  BayStar understands that until such time as the Repurchase Shares have been registered under the Securities Act (including registration pursuant to Rule 415 thereunder) as contemplated in Section 4(f) or otherwise may be sold by BayStar under Rule 144 under the Securities Act, the certificates for the Repurchase Shares shall bear a restrictive legend in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction.  The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.

The sale, assignment, gift, bequest, transfer, distribution, pledge, hypothecation or other encumbrance or disposition of the shares represented by this certificate is restricted by and may be made only in accordance with the terms of an agreement between the Company and the original holder of the shares represented by the certificate, a copy of which may be obtained at the issuer’s principal office.

The Company shall, immediately prior to a registration statement covering the Repurchase Shares (including, without limitation, the Registration Statement defined in Section 4(f) below) being declared effective, deliver to its transfer agent instructions, and any opinion letter of counsel that may be required by the transfer agent in this regard, that at any time such Registration Statement is effective, the transfer agent shall issue, in connection with the issuance of the Repurchase Shares, certificates representing such Repurchase Shares without the restrictive legend above, provided such Repurchase Shares are to be sold pursuant to the prospectus contained in such registration statement.  Upon receipt of such opinion if required, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Repurchase Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of such Repurchase Shares is registered under the Securities Act (including registration pursuant to Rule 416 thereunder); (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such security may be made without registration under the Securities Act; or (iii) such holder provides the Company with reasonable assurances that such Repurchase Shares can be sold under Rule 144.  In the event the above legend is removed from any Repurchase Shares and thereafter the effectiveness of the Registration Statement covering such Repurchase Shares is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance written notice to BayStar, the Company may require that the above legend be placed on any such Repurchase Shares that cannot then be sold pursuant to an effective registration statement or under Rule 144 and BayStar shall cooperate in the replacement of such legend.  Such legend shall thereafter be removed when such Repurchase Shares may again be sold pursuant to an effective registration statement or under Rule 144.

(f)                                    Registration.  The Company shall file as soon reasonably practicable with the SEC a registration statement covering the resale of the Repurchase Shares (and all shares issuable thereon in connection with any stock splits, dividends, recapitalizations, consolidations or other similar transactions) for an offering to be made on a continuous basis pursuant to Rule 415 (the “Registration Statement”).  The Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Repurchase Shares on a Form S-3, in which case such registration shall be on a Form S-1 or another appropriate form).  The Company shall pay all costs and expenses related to such registration of the Repurchase Shares.  The Company shall use its reasonable best efforts to (i) cause the Registration Statement to become or be declared effective by the SEC as soon as reasonably practicable following its initial filing with the SEC and (ii) keep such Registration Statement continuously effective under the Securities Act until all Repurchase Shares covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel reasonably acceptable to the Company pursuant to a written opinion to such effect addressed and acceptable to the Company’s transfer agent.  The Company shall use reasonable best efforts to register and qualify the Repurchase Shares covered by the Registration Statement under applicable state “Blue Sky” laws of such jurisdictions as are reasonably required by BayStar by written notice to the Company.

(g)                                 Indemnification for Third-Party Liabilities.  In the event any Repurchase Shares are included in a Registration Statement under this Agreement:

(A)                              To the extent permitted by law, the Company shall indemnify, hold harmless and defend (i) BayStar, and (ii) the directors, officers, partners, members, employees and agents of BayStar and each person, if any, who controls BayStar within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each person and entity referenced in (i) and (ii) above, a “BayStar Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses that may be incurred by the BayStar Indemnified Person in connection with or resulting from any law suits, actions, proceedings, inquiries or investigations (whether commenced or threatened) by a third-party (including any governmental authority or self-regulatory organization) (collectively, “Indemnified Third-Party Actions or Claims”) insofar as such Indemnified Third-Party Actions or Claims arise out of or are based upon: (x) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (y) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used for the Repurchase Shares prior to the effective date of such Registration Statement, or contained in the final prospectus used for the Repurchase Shares (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Securities and Exchange Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (z) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law (including, without limitation, any state securities law), rule or regulation relating to the offer or sale of the Repurchase Shares (the matters in the foregoing clauses (x) through (z), collectively, “Violations”).  Subject to the restrictions set forth in Subsection (C) below with respect to the number of legal counsel, the Company shall reimburse each BayStar Indemnified Person, promptly as any expenses in connection with any Indemnified Third-Party Action or Claim are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by the BayStar Indemnified Person in connection with investigating or defending any Indemnified Third-Party Action or Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 4(g): (u) shall not apply to a Indemnified Third-Party Action or Claim arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by BayStar or such BayStar Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (v) shall not apply to amounts paid in settlement of any Indemnified Third-Party Action or Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (w) with respect to any preliminary prospectus, shall not inure to the benefit of any BayStar Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company, and the BayStar Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such BayStar Indemnified Person, notwithstanding such advice, used it.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the BayStar Indemnified Person.

(B)                                In connection with any Registration Statement in which Repurchase Shares held by BayStar are included, (i) BayStar shall indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Subsection (A), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (each of the foregoing persons or entities, a “Company Indemnified Person”), against any Indemnified Third-Party Actions or Claims to which any of them may become subject insofar as such Third-Party Actions or Claims arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by BayStar expressly for use in connection with such Registration Statement; and (ii) subject to the restrictions set forth in Subsection (C) below, BayStar shall reimburse the Company Indemnified Persons, promptly as any expenses in connection with any Indemnified Third-Party Action or Claim are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Indemnified Third-Party Action or Claim; provided, however, that the indemnification obligations contained in this Subsection (B) shall not apply to amounts paid in settlement of any Indemnified Third-Party Action or Claim if such settlement is effected without the prior written consent of BayStar, which consent shall not be unreasonably withheld; and provided, further, BayStar shall be liable under this Subsection (B) for only that amount as does not exceed the net proceeds actually received by BayStar as a result of the sale of Repurchase Shares pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person.

(C)                                Promptly after receipt by any party entitled to indemnification under this Section 4(g) of notice of the commencement of any Indemnified Third-Party Action or Claim, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the indemnified party; provided, however, that such indemnifying party shall not be entitled to assume such defense and an indemnified party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnified party, the representation by such counsel of the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such indemnified party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party that are in conflict with those available to such indemnifying party.  The indemnifying party shall pay for only one separate legal counsel for the indemnified parties, and such legal counsel shall be selected by BayStar (if the parties entitled to indemnification hereunder are BayStar Indemnified Persons) or by the Company (if the parties entitled to indemnification hereunder are Company Indemnified Persons).  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 4(g), except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.  The indemnification required by this Section 4(g) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(D)                               To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party shall make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 4(g) to the fullest extent permitted by law as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to the Violation giving rise to the applicable Indemnified Third-Party Claim; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under this Section 4(g), (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution, and (c) contribution (together with any indemnification or other obligations under this Section 4(g)) by BayStar shall be limited in amount to the net amount of proceeds received by BayStar from the sale of Repurchase Shares.

(h)                                 Press Release; Publicity.  The Company and BayStar shall jointly prepare and issue a joint press release (the “Press Release”) regarding the transactions contemplated hereby on the next business day following the date hereof.  The Press Release shall be in a form that is mutually acceptable to the Company and BayStar.  The Company and BayStar will keep, and will cause their respective representatives and agents to keep, the facts and terms of the transactions contemplated by this Agreement and the General Release confidential except to the extent such information (i) is publicly disclosed in the Press Release or upon advice of counsel is required to be disclosed in any periodic or current report that the Company files with the SEC, (ii) has been made public other than by acts by the disclosing party or such party’s representatives and agents in breach of the provisions of this Section 4(h), (iii) is disclosed to and discussed with the parties’ respective legal counsel and accountants or tax advisors, provided such persons have agreed to keep all such information confidential and not disclose such information to any other person or entity or (iv) is disclosed as necessary for any governmental taxing authority or as otherwise required by law or regulation (for this purpose, including the rules and regulations of, and the Company’s listing agreement with, Nasdaq) or pursuant to court order or other proper legal or regulatory process (for this purpose, including processes of Nasdaq or the NASD).  The parties agree to inform each other or the other party’s legal counsel immediately and in writing in the event any subpoena, notice or other process is served upon or otherwise received by any of them attempting to obtain any such information that otherwise would be prohibited from disclosure pursuant to this Section 4(h).

(i)                                     Nondisparagement.  BayStar agrees not to disparage or defame the Company, its products, services, business operations, litigation, practices and strategy, stockholders, directors, executive officers, employees, management or agents.  The Company agrees not to disparage or defame BayStar or its partners, managers, executive officers, agents or business operations, practices and strategy; provided, however, BayStar’s obligation not to disparage or defame the Company as set forth above shall be limited to the actions or comments of BayStar’s general partners, the members of BayStar’s general partners and BayStar’s managers, executive officers, attorneys, advisors, consultants and representatives, and the Company’s obligation not to disparage or defame BayStar as set forth above shall be limited to the actions or comments of the Company’s executive officers, directors, attorneys, advisors, consultants, representatives and The Canopy Group, Inc.

(j)                                     Covenant Not to Sue.  Each party on behalf of itself and each of its respective partners, officers, directors, advisors, consultants, attorneys and representatives hereby agrees that they will not make, assert, or maintain any claim, demand, action, suit, or proceeding against the other party prior to the earlier of the Closing or the termination of this Agreement pursuant to Section 2(b) hereof, except for material breaches of this Agreement.

(k)                                  Further Assurances Regarding Nasdaq Approvals.  Each of the Company and BayStar acknowledges and understands that the terms of the transactions described herein must satisfy the applicable qualitative listing standards and other qualification requirements related to the Company’s continued listing on the Nasdaq SmallCap Market (the “Applicable Listing Requirements”), and, as a result, such terms are subject to review by Nasdaq.  While the Company and BayStar believe the transactions described herein will comply with the Applicable Listing Requirements, in the event the Company is required by Nasdaq to modify the terms of any such transaction to comply with the Applicable Listing Requirements, the Company and BayStar will in good faith cooperate to modify the terms of such transaction to comply with the requirements of Nasdaq while maintaining in all material respects the same terms relating to such transaction as previously set forth in this Agreement.  The Company will file a new listing application with Nasdaq related to the Repurchase Shares in a manner consistent with its obligations under its listing agreement with Nasdaq.

5.                                      MISCELLANEOUS.

(a)                                  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.

(b)                                 Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto.  This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(c)                                  Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(d)                                 Entire Agreement; Amendments.  This Agreement and the General Release contain the entire understanding of BayStar, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and supercede all prior agreements and understandings, oral or written, with respect to such matters.  There are no restrictions, promises, warranties or undertakings relating to such matters, other than those set forth or referred to herein and therein. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and BayStar.

(e)                                  Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be in writing and sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as provided herein.  The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:

(i)                                     If to the Company:

The SCO Group, Inc.
355 South 520 West, Suite 100
Lindon, Utah 84042
Telephone: (801) 765-4999
Facsimile: (801) 765-1313
Attention:  Bert Young

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Dorsey & Whitney LLP
170 South Main Street, Suite 900
Salt Lake City, Utah 84101
Telephone:  (801) 933-7366
Facsimile:  (801) 933-7373
Attention:  Nolan S. Taylor, Esq.

And

Boies, Schiller & Flexner LLP
333 Main Street
Armonk, New York 10504
Telephone: (914) 749-8200
Facsimile: (914) 749-8300
Attention: George Y. Liu, Esq.

(ii)                                  If to BayStar, to such address as BayStar shall have provided to the Company.

(f)                                    Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(g)                                 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  Except as provided herein, neither the Company nor BayStar shall assign this Agreement or any rights or obligations hereunder.

(h)                                 No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

(i)                                     Survival.  The representations and warranties contained herein shall survive the Closing for six months.  The covenants of the parties as set forth in this Agreement, shall survive the Closing Date.

(j)                                     Fees and Expenses.  Each of the Company and BayStar shall pay its fees and all other associated expenses incurred by such party in connection with the negotiation, execution, delivery and performance of this Agreement.

(k)                                  Attorney’s Fees.  If either party to this Agreement shall bring any action, suit, counterclaim, appeal, arbitration, or mediation for any relief against the other, declaratory or otherwise, to enforce the terms hereof or to declare rights hereunder, the losing party shall pay to the prevailing party’s reasonable attorney’s fees and costs incurred in bringing and prosecuting such action and/or enforcing any judgment, order, ruling or award.

(l)                                     Anti-Takeover Laws.  The Company’s Board of Directors has adopted a resolution that the transactions contemplated by this Agreement are approved pursuant to paragraph (a) (1) of Section 203 of the DGCL such that the otherwise applicable prohibitions of Section 203 of the DGCL shall be rendered inapplicable to the transaction contemplated by this Agreement.  The transactions contemplated herein are not prohibited by the Utah Control Shares Acquisition Act.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

THE SCO GROUP, INC.

By:	/s/ Darl C. McBride

Name:	Darl C. McBride

Title:	CEO

BAYSTAR CAPITAL II, L.P.

By:	/s/ Larry Goldfarb

Name:	Larry Goldfarb

Title:	Managing Partner